Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Announces US$135 Million Registered Direct Offering

Vancouver, BC, January 15, 2021 -- Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) (TSX: VFF), announced today that it has entered into definitive agreements with certain institutional investors for the purchase and sale of an aggregate of 10,887,097 common shares in a registered direct offering, for expected gross proceeds of approximately US$135 million (approximately CAD$171 million) before placement agent fees and other offering expenses payable by Village Farms. Each share is being sold at a public offering price of US$12.40 (approximately CAD$15.70) per share.

The closing of the offering is subject to customary closing conditions, including applicable stock exchange approvals, and is expected to close on or about January 20, 2021.  The net proceeds from this offering are intended to be used for general working capital purposes.

A.G.P./Alliance Global Partners and Raymond James (USA) Ltd. are acting as co-lead placement agents and Roth Capital Partners is acting as co-placement agent for the offering. Beacon Securities Limited is acting as financial advisor for the offering.

The securities described above are being offered by Village Farms pursuant to a registration statement on Form S-3 (File No. 333-237792) that was declared effective by the Securities and Exchange Commission (“SEC”) on May 6, 2020. A final prospectus supplement relating to the offering will be filed with the SEC and will be available on the SEC’s web site at www.sec.gov. Copies of the final prospectus supplement and the accompanying prospectus relating to this offering may be obtained, when available, by contacting A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, NY 10022 or via telephone at 212-624-2006 or email: prospectus@allianceg.com, or Raymond James (USA) Ltd.: 5300 – 40 King Street West, Scotia Plaza, P.O. Box 415, Toronto, Ontario, M5H 3Y2, email: ecm-syndication@raymondjames.ca.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating greenhouse growers in North America, and is leveraging its decades of experience in large-scale, low-cost intensive agriculture and as a vertically integrated produce supplier to pursue high-value, high-growth plant-based Consumer Packaged Goods opportunities in cannabis and CBD in North America and selected markets internationally. In Canada, British-Columbia-based Pure Sunfarms is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer, one of the best-selling brands, and has generated profitability for seven consecutive quarters. In the U.S., subject to compliance with all applicable U.S. federal and state laws, Village Farms is pursuing a strategy to become a leading developer and supplier of branded and white-labeled CBD products targeting "big box" and other major retailers and consumer packaged goods companies, and with one the largest greenhouse operations in country, is well positioned for the potential federal legalization of high-THC cannabis. Internationally, Village Farms is strategically targeting selected, nascent, legal

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cannabis and CBD opportunities with significant long-term potential, with an initial focus on the Asia-Pacific region through its investment in Australia-based Altum International.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history, including that of Pure Sunfarms and our start-up operations of growing hemp in the United States; the legal status of Pure Sunfarms cannabis business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of Pure Sunfarms to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., Pure Sunfarms' ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian act respecting cannabis to amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for Pure Sunfarms; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, that may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise

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publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Investor Contact:

Stephen Ruffini
Executive Vice President & Chief Financial Officer
(407) 936.1190, Ext. 340